                                                                   EXHIBIT 10.18

                                    AGREEMENT

         THIS AGREEMENT ("Agreement") is being executed and delivered by and between Emissions Testing, Inc., a Georgia corporation ("the Company") and GCA Strategic Investment Fund Limited, a Bermuda corporation ("GCA"), and dated as of December 8, 2000 in order to amend certain agreements between the Company and GCA and by which the Company and GCA, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration (the sufficiency, mutuality and adequacy of which are hereby acknowledged), hereby agree as follows:

         1. WAIVER OF CERTAIN PROVISIONS. GCA hereby agrees to:

         (i) waive any and all liquidated damages accrued by the Company pursuant to Sections 10.4(c) and (d) of that certain Securities Purchase Agreement between the Company and GCA dated June 1, 2000, as amended (the "Securities Purchase Agreement") up to the date on which the Registration Statement (as defined in the Securities Purchase Agreement) is declared effective by the Securities and Exchange Commission (the "Effective Date");

         (ii) waive its right to reduce the Conversion Price as set forth in
Section 10.4(c) of the Securities Purchase Agreement; and

         (iii) waive its mandatory redemption right set forth in Section 10.4(c) of the Securities Purchase Agreement.

Notwithstanding the foregoing, in the event the Registration Statement is not declared effective on or before March 1, 2001, all of GCA's rights and remedies set forth in Section 10.4 of the Securities Purchase Agreement shall be fully restored and the waivers set forth above shall be of no further effect from such date and thereafter.

         2. AMENDMENT OF WARRANT EXERCISE PRICE. In consideration of the (i) waiver granted by GCA set forth in Section 1 hereof, (ii) that certain Agreement between GCA and the Company dated the date hereof whereby GCA has agreed to refrain from selling a number of shares of the Company's common stock owned by it for a period of time defined in such Agreement (the "Lock-Up Agreement"), and
(iii) the consent by GCA to the repayment of a promissory note from Beachside Commons I, Inc. in the original principal amount of $94,833.35 to the Company (the "Beachside Loan") through the redemption by the Company of 100,000 shares of the Company's common stock owned by Porter Lane Investments, Inc. the Company hereby agrees to amend the exercise price of each warrant listed on EXHIBIT A hereto issued by the Company to GCA pursuant to the Securities Purchase Agreement (the "Warrants") from $1.00 to $0.50. In addition, any warrant issued following the date hereof to GCA pursuant to the Securities Purchase Agreement shall have an exercise price of $0.50. For the avoidance of doubt, GCA acknowledges and agrees that by consenting to the transaction described in clause (iii) of this Section 2, GCA waives any and all breaches, violations and defaults by the Company under or pursuant to the Securities Purchase Agreement, resulting directly or indirectly from the Company's use of proceeds from the sale of its 7% Convertible Debenture to fund the Beachside Loan.

         3. AGREEMENT AS TO COMPANY STOCK OPTION PLAN. The Company hereby agrees that it will not register on a Form S-8 or any other form of registration statement pursuant to the Securities Act of 1933, as amended, any of the shares of the Company's common stock reserved for issuance pursuant to the Company's 2000 Stock Option Plan without the prior written consent of GCA.

         4. NO OTHER EFFECT ON THE SECURITIES PURCHASE AGREEMENT OR WARRANTS. Except as set forth herein, the Securities Purchase Agreement and Warrants are unchanged hereby and shall remain in full force and effect.

         5. MISCELLANEOUS.

                  (a) CAPTIONS; CERTAIN DEFINITIONS. Titles and captions of or in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any of its provisions. The parties to this Agreement agree to all definitions in this statement of the parties to this Agreement. A capitalized term in this Agreement has the same meaning as it has a capitalized term in the Securities Purchase Agreement unless the context clearly indicates to the contrary.

                  (b) CONTROLLING LAW. This Agreement is governed by, and shall be construed and enforced in accordance with the laws of the State of Georgia (except the laws of that jurisdiction that would render such choice of laws ineffective).

                  (c) COUNTERPARTS. This Agreement may be executed in one or more counterparts (one counterpart reflecting the signatures of all parties), each of which shall be deemed to be an original, and it shall not be necessary in making proof of this Agreement or its terms to account for m ore than one of such counterparts. This Agreement may be executed by each party upon a separate copy, and one or more execution pages may be detached from a copy of this Agreement and attached to another copy in order to form one or more counterparts.

                          SIGNATURES ON FOLLOWING PAGE


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


DULY EXECUTED and delivered by the Company and GCA, on December 12, 2000, effective as set forth above.

the Company:                           Emissions Testing, Inc.



                                       By: /s/ Rich Parlontieri
                                          ----------------------------------
                                       Title: President & CEO
                                             -------------------------------

GCA:                                   GCA Strategic Investment Fund Limited



                                       By: /s/ Lewis N. Lester
                                          ----------------------------------
                                       Title: Director
                                              ------------------------------



                                    * * * * *



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


                                    EXHIBIT A

                             WARRANTS ISSUED TO GCA


1. Warrant to purchase 250,000 shares of common stock dated as of June 1, 2000.

2. Warrant to purchase 50,000 shares of common stock dated as of September 15, 2000.

3. Warrant to purchase 50,000 shares of common stock dated as of November 1, 2000.

4. Warrant to purchase 50,000 shares of common stock dated as of December 8, 2000.



                                       4